UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 23, 2022

Date of Report

(Date of earliest event reported)

Pedro’s List, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55210	32-0450509
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management's Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to:

  our anticipated growth strategies and our ability to manage the expansion of our business operations effectively;
  our ability to keep up with rapidly changing technologies and evolving industry standards;
  our ability to source our needs for skilled labor, machinery and materials economically;
  the loss of key members of our senior management; and
  uncertainties with respect to the legal and regulatory environment surrounding our treatments.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to this report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

As used in this current report, the terms the “Company”, “Pedro’s List, Inc.”, “we”, “us” and “our” refer to Pedro’s List, Inc., a Nevada corporation.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 23, 2022, Pedro’s List, Inc. (the “Company”) entered into a Share Exchange Agreement (the “Agreement”) with Pedro’s List U.S. L.L.C. (Pedro’s List LLC) and the members of Pedro’s List LLC to acquire (the “Acquisition”) 100% of the membership units and ownership interests of Pedro’s List, LLC in exchange for 100,000,000 shares of restricted common stock of the Company.

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On May 23, 2022, the Company closed the Agreement described in Item 1.01 above. As a result of this transaction, the Company had 361,055,120 issued and outstanding shares of common stock upon the closing of the Agreement with Pedro’s List, LLC

The reverse acquisition was accounted for as a recapitalization effected by a share exchange, wherein Pedro’s List, LLC is considered the acquirer for accounting and financial reporting purposes. The assets and liabilities of the acquired entity have been brought forward at their book value and no goodwill has been recognized.

Form 10 Disclosure

As disclosed elsewhere in this report, on May 23, 2022, the Company acquired Pedro’s List, LLC in a reverse acquisition transaction. Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as we were immediately before the reverse acquisition transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10.

Accordingly, we are providing below the information that would be included in a registration statement on Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined enterprises after the acquisition of Pedro’s List, LLC and that information relating to periods prior to the date of the reverse acquisition only relate to Pedro’s List, Inc., unless otherwise specifically indicated.

Business

Pedro’s List LLC’s main business operations is connecting homeowners and consumers with service professionals for home repair, maintenance and improvement projects. Pedro’s List provides the technology tools and resources to allow homeowners to find local pre-screened, customer reviewed service professionals and instantly book appointments online or through the mobile application. Pedro’s list also provides consumers with other home-related services resources. The concept of consumers writing reviews based on experience to assist others in the determination of their choices, is a proven business model we have implemented in the build a robust technology application to facilitate these transactions. An experienced team has been assembled to implement the plan to offer these services to consumers in a better way and significantly benefit service providers.

Corporate History

Pedro’s List, LLC was founded in 2018.

Nature of Operations

Pedro’s List, LLC is a technology company that helps consumers find reputable service providers for home-related services. A list of these services include over 600 different types of home-related repair services like plumbing, painting, electrical, etc. The technology that brings consumers with customer reviewed service providers and facilitates these transactions has been extensively tested for a variety of functions. One is functionality. The ability to service the consumers with a number of complex scenarios has been positively evaluated from several experienced sources. The second is security. The technology has the same high-level security protocols as many other financial services companies currently use. The third is scalability. Scalability has been repeatedly tested and third-party tested as well. We are launching in Cabo San Lucas, which has a total population of around 120,000 people. We plan to launch in a smaller market to determine any possible challenges, learn from our customers and determine the most effective processes. We then plan to launch in Mexico City. The company will have revenue from service providers, advertising and consumers. A percentage of the total cost of a job is charged for referring consumers the business to service providers. Several types of a subscription-based fee to service providers, multiple levels of advertising on the website and the app and after the initial free download of the app, different levels and options are available to consumers.

Industry Operating Environment

People worldwide use apps for more and more activities than ever before in history. Unlike the United States, the ability to search for home-related services is (almost) not available via the internet. It is our belief that many people in Mexico ask their neighbors and or friends if they “know someone” for home-related services. This has a number of significant challenges, security, accountability, recourse for ineffective service, theft, etc. Now even with Covid, there is an even greater need for responsible service providers, rated by consumers. In addition to people who own their homes, in most places in Mexico, people who rent is usually responsible (with approval from their landlords) to choose the services need, deducting needed services from their rent. This is a major consideration regarding the size of the market (especially relative to the market in the US). To promote organic growth in addition to a serious marketing campaign, Pedro’s List offers a healthy rewards program for writing a review, referring an amigo and using the app. From some of the most expensive areas to the lower end of the scale, this service is greatly needed.

Development

There are a few final touches to the technology (which we own in its entirety) that we will customize for the initial market and then scale for Mexico City. As previously mentioned, we will launch the app in Cabo San Lucas. We will then continue the ongoing development in Mexico City. After extensive research based on several criteria, safety/security, population, technology, etc., we have plans to offer the app in other cities.

Competition

To our knowledge, although Craigslist is available for some types and similar services, there is no rating of the providers or accountability for their use currently in these areas.

Marketing and Customers

A traditional advertising (Television, Radio and Print) plan for Mexico City has been thoughtfully prepared by the top three advertising agencies. A significant Social Media campaign (including Facebook groups, blogs, bulletin boards, etc.) will also assist in the awareness and use of the service. Additionally, “Street Teams” will target places (like Home Depot) for in-person solicitation along with food giveaway and other promotional activities are planned.

Principal Agreements Affecting Ordinary Business

In preparation for the launch of the offering of the service, we have had a considerable number of conversations, emails, phone calls and in-person meetings with a wide variety of companies which we finalize soon. Some of these multiple meeting/discussions, pricing, etc. types of companies include Legal (one of the top legal groups in all of Mexico), the top three Advertising agencies, Insurance companies, Payroll, Staffing and Human Resource services, Accounting and Financial Services, Credit Card Processing and several other important relationships.

Sales and Marketing

The ability to attract and secure users is accomplished by three primary means. One is traditional marketing. We have the ability to work with 3 of the top ad agencies in Mexico to solicit digital, print, radio and television. Secondly, our social media team works with Facebook, Twitter, Instagram, YouTube, Discord, Reddit and other groups for on-line awareness and conversion of new customers. Thirdly, we have “street teams” who will solicit potential service providers and customers at places like Home Depot and other work locations, as well as consumer awareness parties, giving away free food and prizes.

Consumer Transactions

This is our largest percentage of revenue. Each time a consumer hires a customer reviewed service provider, we make a percentage of that cost of the transaction. There is no charge to the consumer, service providers basically pay us a referral fee.

Consumer Subscription Fees

Consumers who use the app to hire service providers more than once or multiple services (having their house painted and floors redone for example) have the opportunity to become “members” at different levels and at different fees. A number of discounts, automatic entry into contests, rewards programs and other benefits come with this monthly service fee.

Service Provider Fees

As mentioned before, the service providers agree to a fee (a percentage of the work) for being vetted and listed on our platform if they are chosen, the fee is charged, so there is no initial fee for them to be listed. This allows for them to not incur any upfront fees to be listed. However, if they want to pay a lower fee, they can pay three different levels of monthly fees and the percentage we charge them is lower.

Online Advertising Revenue

The ability for a wide variety of equipment providers to the service industry as well as insurance, security systems, real estate and many others, have the opportunity to aggressively market to company’s who provide these services through local and or eventual regional ads on our site and the app.

Other motivations to use the app:

1)	The two primary reasons for the app are service provider accountability and safety.
2)	Pedro’s List is a tech company with a heart. We plan toa donate a percentage of the profit to a local charity, the charity the community chooses, instead of the one we want. This drives community support and precludes any political or religious influences and allows the people of that community to vote for the most deserving philanthropic cause.
3)	We offer a very strong loyalty program that allows consumers to benefit from using our services. Multiple preliminary agreements are in place to have them pay for their phone bills, food and other establishments with the Pedro’s Perks program.

In-kind Contributions

In addition to the revenue from advertisers, we will offset some of our marketing costs by allowing a small percentage of product to be taken in trade for exposure. For example, Home Depot may choose to advertise with us (for obvious reasons, they want the service providers to shop at their stores). We can take gift cards as a small part of the payment for advertising and then use those as giveaways to consumers and service providers in contests. Manufactures may also want to be the “official drill” of Pedro’s List and Makita or DeWalt would give us products as a small portion of their advertising budget.

Private Labeling

Our technology is state-of-the-art. We have third part tested for Functionality, Scalability and Security. We have already been approached by several companies to license our technology for other, non-competing uses.

International Market

Mexico is just the start. The need for quality, reliable, accountable, consumer rated service providers for home related services is not limited to Mexico. There is a high probability that other countries, several entities have already expressed and interest, to offer this type of service in their country. It would be a natural evolution of the brand. Countries like Argentina, Brazil, and Peru for example would be prime candidates. Other countries like Japan and Russia would also make logical sense.

Growth Strategy

We have conducted a significant amount of testing to insure the overall performance of the platform. After launch on a smaller, more manageable market (Cabo San Lucas) we will launch in the 10th largest city in the world, Mexico City.

* Finalize legal entity and other legal agreements in Mexico

* Formally establish offices of operation in Cabo San Lucas.

* Finalize the technology

* Launch the exposure and marketing plan.

* Hire the necessary staff to perform the responsibilities of the APP.

* Conduct exposure events and pre-launch activities.

* Launch the APP.

* Conduct business and secure market-share.

* Prepare for Launch in Mexico City.

* Launch in Mexico City.

* Launch in other cities.

Market

The market size is primarily based on the number of homes throughout the entirety of Cabo San Lucas initially then Mexico City, then other major cities throughout Mexico. We acknowledge that we are only servicing specific areas, so the entire population of Mexico is not realistic.

The local services market in every major Mexican city is large, highly fragmented and ineﬃcient. According to Euromonitor International, Mexican Consumers spent more than $30.9 billion on local Service Providers in 2017, including remodeling services, furniture repair, cleaning, movers, appliance repair and pest control. To further the current market challenges and despite the size of this market, consumers and local Service Providers have historically lacked an eﬃcient way to connect. Consumers traditionally have been forced to rely on a variety of ineﬃcient sources to navigate the diﬃcult landscape of the local services marketplace, often turning to friends and neighbors for recommendations of companies to hire. These referrals are usually based on a single interaction, and it can be diﬃcult or impossible for a consumer to conﬁrm a word-of-mouth recommendation before making a purchase decision.

Similarly, local Service Providers are faced with signiﬁcant challenges in ﬁnding customers who are motivated to purchase and in distinguishing themselves from their competitors on the basis of quality. Historically, local Service Providers relied upon traditional online advertising services such as newspapers and publications that do not provide them with the ability to target high quality, motivated customers or to differentiate them from their competitors.

While the Internet has transformed the way that information is accessed and shared, profoundly impacting the local services marketplace, it has not by itself solved these problems for either the consumer or the local Service Provider. Information on the Internet is inherently susceptible to fraud and bias. For example, a single nefarious competitor can embellish its own reputation or tarnish the reputations of its competitors. This can result in consumer uncertainty and doubt, particularly when searching for information regarding high cost of failure services.

We believe that solving these age-old ineﬃciencies of the local services marketplace requires a trusted intermediary to compile, organize and make available reliable information on local Service Providers. We are an eﬃcient way for Consumers and reputable Service Providers to ﬁnd each other.

These cities we are targeting also represent a large percentage of “expats” living in Mexico on a full time or part time basis. The un-oﬃcial “expat” community is estimated to be approximately 5 million people. So, the integration of technology will be of significant benefit to both the local and migratory markets.

Another compelling consideration of the market, which differs considerably from the US market, is that almost the entire total number of homes in a city or county is TAM (Total Available Market). In the US, there are renters who would usually have their landlords take care of repairs. This is typically not the case in Mexico. Renters typically notify their landlords of issue of (necessary) repairs and then landlords typically deduct the cost of the repair from the rent. Hence the renters are the ones making choices for service providers.

Conservatively, the total monthly market percentage usage is approximately 12.8%. This is based on INEGI (a national government agency). www.inegi.org.mx

Examples would be Cabo San Lucas having approximately a population of 120,000 and Mexico City having a population of almost 22,000,000, a 12.8% monthly usage rate is easily attainable. 120,000 x 12.8% = 15,360, 22,000,000 x 12.8% = 2,816,000 monthly users.

Consideration should be taken into account for consumers who download the app and then do not use it. Other factors that will also be a variable, are things like the average transaction cost, one-time users, eventual corporate, development and enterprise customers.

Intellectual Property

Pedro’s List owns 100% of the platform, source code and related technology. An established, third-party company has researched its capacity and value. A notable Solutions Architect lead a team of developers to do a technical deep dive to determine the viability of the solution. They found that it was built to some of the highest industry standards and passed all levels of testing that included End-to-End tests, Performance Testing, and Smoke Testing. Additionally, they successfully conducted Vulnerability, and security scanning, Penetration testing, Risk assessment, security auditing and posture assessment. Functionality and User Experience was developed through seasoned and experienced professionals with Continuous Development (CD) and Continuous Improvement (CI) strategy in place. Further the scalability for rapid deployment and rapid expansion plans are also in place. Further technical specifications are available.

Government Regulations

Pedro’s List chose to become a public entity partially because we wanted to offer complete transparency to our investors. We are unaware or any current or potential regulations that would affect our business at this time.

Pedro’s List has retained legal counsel in Mexico to advise the company of any potential issues. Furthermore, multiple discussions have taken place reassuring us of the governmental risks relating to the business are not a concern at this time, nor are there any future concerns we or they are aware of.

Research and Development

Pedro’s List, Inc. is a technology company. Technology often changes frequently and rapidly. We have already conducted a significant amount of time and energy to determine the best possible and viable technology solutions for our customers. We have allocated a percentage of the budget for future R&D and will continue to do so.

Employees

As of May 16, 2022 we have one full-time employee and no part-time employees. We also currently engage independent contractors in the areas of accounting, legal and auditing services, corporate finance, as well as marketing and business development. The remuneration paid to our officers and directors is more completely described elsewhere in this Current Report in the “Executive Compensation” section.

Reports to Security Holders

We are subject to the reporting and other requirements of the Exchange Act and we intend to furnish our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and to make available quarterly reports containing unaudited financial statements for each of the first three quarters of each year. We file Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K with the Securities and Exchange Commission in order to meet our timely and continuous disclosure requirements. We may also file additional documents with the Commission if they become necessary in the course of our Company’s operations.

The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is www.sec.gov.

DESCRIPTION OF PROPERTY

Our principal offices are located at 11700 West Charleston Blvd. Suite 170-74, Las Vegas, NV 89135. Our telephone number is (714) 599-2126. Our office is approximately 0 square feet in size. The lease expires on September of 2022.

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this report, before making an investment decision. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment. You should read the section entitled “Special Note Regarding Forward Looking Statements” above for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements in the context of this report.

RISKS RELATED TO OUR BUSINESS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities.  The statements contained in or incorporated into this current report on Form 8-K that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements.  If any of the following risks actually occur, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

There is doubt about our ability to continue as a going concern due to our operating history of net losses after consideration of income taxes, negative working capital and insufficient cash flows, and lack of liquidity to pay our current obligations, all of which means that we may not be able to continue operations.

Our independent auditors have added an explanatory paragraph to their audit opinion issued in connection with the financial statements for the years ended October 31, 2021 and 2020 with respect to their doubt about our ability to continue as a going concern. As discussed in Note 2 to our financial statements for the years ended October 31, 2021, and 2020, the fact that we have generally had net losses after consideration of income taxes, that we had negative working capital and insufficient cash flows from operation as of October 31, 2021, and do not have the requisite liquidity to pay our current obligations, raise substantial doubt about our ability to continue as a going concern for a reasonable period of time.

Our future growth is largely dependent upon our ability to successfully compete with new and existing competitors by developing or acquiring new products that achieve market acceptance with acceptable margins.

Our business operates in markets that are characterized by rapidly changing products, evolving industry standards and potential new entrants. For example, a number of new companies with innovative products are established every year. If companies gain market acceptance, our ability to grow our business could be materially and adversely affected. Accordingly, our future success depends upon a number of factors, develop, acquire and maintain competitive products; enhance our products by adding innovative features that differentiate us from our competitors; and develop or acquire and bring products to market quickly and cost-effectively. Our ability to develop or acquire new products based on quality research can affect our competitive position and requires the investment of significant resources. These acquisitions and development efforts divert resources from other potential investments in our businesses, and they may not lead to the development of new research or products on a timely basis. New or enhanced products may not satisfy consumer preferences and potential product failures may cause consumers to reject these products. As a result, these products may not achieve market acceptance and our brand image could suffer. In addition, our competitors may introduce superior designs or business strategies, impairing our brand and the desirability of our products, which may cause consumers to defer or forego purchases of our products. Also, the markets for our products and services may not develop or grow as we anticipate. The failure of our products to gain market acceptance or the obsolescence of our products could significantly reduce our revenue, increase our operating costs or otherwise adversely affect our business, financial condition, results of operations or cash flows.

We rely on highly skilled personnel and, if we are unable to retain or motivate key personnel, hire qualified personnel, we may not be able to grow effectively.

Our performance largely depends on the talents and efforts of highly skilled individuals. Our future success depends on our continuing ability to identify, hire, develop, motivate and retain highly skilled personnel for all areas of our organization, particularly sales and marketing. Competition in our industry for qualified employees is intense. In addition, our compensation arrangements may not always be successful in attracting new employees or retaining and motivating our existing employees. Our continued ability to compete effectively depends on our ability to attract new employees and to retain and motivate our existing employees.

Our operating results may fluctuate, which makes our results difficult to predict and could cause our results to fall short of expectations.

Our operating results may fluctuate as a result of a number of factors, many of which may be outside of our control. As a result, comparing our operating results on a period-to-period basis may not be meaningful, and you should not rely on our past results as an indication of our future performance. Our quarterly, year-to-date, and annual expenses as a percentage of our revenues may differ significantly from our historical or projected rates. Our operating results in future quarters may fall below expectations. Each of the following factors may affect our operating results:

·	our ability to deliver products in a timely manner in sufficient volumes;
·	our ability to recognize product trends;
·	our loss of one or more significant customers;
·	the introduction of successful new products by our competitors; and
·	adverse media reports on the use or efficacy of nutritional supplements.

Because our business is changing and evolving, our historical operating results may not be useful to you in predicting our future operating results.

We may not be able to secure additional financing to meet our future capital needs due to changes in general economic conditions.

We anticipate needing significant capital to fulfill our contractual obligations, complete the research and development of our planned services, obtain regulatory approvals, and execute our business plan, generally.  We may use capital more rapidly than currently anticipated and incur higher operating expenses than currently expected, and we may be required to depend on external financing to satisfy our operating and capital needs. We may need new or additional financing in the future to conduct our operations or expand our business. Any sustained weakness in the general economic conditions and/or financial markets in the United States or globally could adversely affect our ability to raise capital on favorable terms or at all. From time to time we have relied, and may also rely in the future, on access to financial markets as a source of liquidity to satisfy working capital requirements and for general corporate purposes. We may be unable to secure debt or equity financing on terms acceptable to us, or at all, at the time when we need such funding. If we do raise funds by issuing additional equity or convertible debt securities, the ownership percentages of existing stockholders would be reduced, and the securities that we issue may have rights, preferences or privileges senior to those of the holders of our common stock or may be issued at a discount to the market price of our common stock which would result in dilution to our existing stockholders. If we raise additional funds by issuing debt, we may be subject to debt covenants, which could place limitations on our operations including our ability to declare and pay dividends. Our inability to raise additional funds on a timely basis would make it difficult for us to achieve our business objectives and would have a negative impact on our business, financial condition and results of operations.

Our business and operating results could be harmed if we fail to manage our growth or change.

Our business may experience periods of rapid change and/or growth that could place significant demands on our personnel and financial resources. To manage possible growth and change, we must continue to try to locate skilled employees and professionals and adequate funds in a timely manner.

Our business strategy includes making acquisitions and investments that complement our existing business. These acquisitions and investments could be unsuccessful or consume significant resources, which could adversely affect our operating results.

We will continue to analyze and evaluate the acquisition of strategic businesses or product lines with the potential to strengthen our industry position or enhance our existing set of products and service offerings. We cannot assure you that we will identify or successfully complete transactions with suitable acquisition candidates in the future. Nor can we assure you that completed acquisitions will be successful.

Acquisitions and investments may involve significant expenditures, debt incurrence, operating losses and expenses that could have a material adverse effect on our business, financial condition, results of operations and cash flows. Acquisitions involve numerous other risks, including:

•	diversion of management time and attention from daily operations;

•	difficulties integrating acquired businesses, technologies and personnel into our business;

•	difficulties in obtaining and verifying the financial statements and other business information of acquired businesses;

•	inability to obtain required regulatory approvals and/or required financing on favorable terms;

•	potential loss of key employees, key contractual relationships or key customers of acquired companies or of us;

•	assumption of the liabilities and exposure to unforeseen liabilities of acquired companies; and

•	dilution of interests of holders of shares of our common stock through the issuance of equity securities or equity-linked securities.

It may be difficult for us to complete transactions quickly and to integrate acquired operations efficiently into our current business operations. Any acquisitions or investments may ultimately harm our business or financial condition, as such acquisitions may not be successful and may ultimately result in impairment charges.

Our insurance coverage or third-party indemnification rights may not be sufficient to cover our legal claims or other losses that we may incur in the future.

In the future, insurance coverage may not be available at adequate levels or on adequate terms to cover potential losses, including on terms that meet our customer’s requirements. If insurance coverage is inadequate or unavailable, we may face claims that exceed coverage limits or that are not covered, which could increase our costs and adversely affect our operating results.

Our intellectual property rights are valuable, and any inability to protect them could reduce the value of our products and brand.

We have invested significant resources to protect our brands and intellectual property rights. However, we may be unable or unwilling to strictly enforce our intellectual property rights, including our trademarks, from infringement. Our failure to enforce our intellectual property rights could diminish the value of our brands and product offerings and harm our business and future growth prospects.

We may be subject to intellectual property rights claims, which are costly to defend, could require us to pay damages and could limit our ability to sell some of our products.

Third parties may assert claims of misappropriation of trade secrets or infringement of intellectual property rights against us or against our end customers or partners for which we may be liable.

As our business expands, the number of products and competitors in our markets increases and product overlaps occur, infringement claims may increase in number and significance. Intellectual property lawsuits are subject to inherent uncertainties due to the complexity of the technical issues involved, and we cannot be certain that we would be successful in defending ourselves against intellectual property claims. Further, many potential litigants have the capability to dedicate substantially greater resources than we can to enforce their intellectual property rights and to defend claims that may be brought against them. Furthermore, a successful claimant could secure a judgment that requires us to pay substantial damages or prevents us from distributing products or performing certain services.

Because we are subject to numerous laws and regulations, and we may become involved in litigation from time to time, we could incur substantial judgments, fines, legal fees and other costs.

Our industry is highly regulated. The manufacture, labeling and advertising for our products are regulated by various federal, state and local agencies as well as those of each foreign country to which we distribute. These governmental authorities may commence regulatory or legal proceedings, which could restrict the permissible scope of our product claims or the ability to manufacture and sell our products in the future. Any of these types of adverse actions against us by governmental authorities or private litigants could have a material adverse effect on our business, financial condition and results of operations.

Risks Relating to Ownership of Our Securities

Our stock price may be volatile, which may result in losses to our shareholders.

The stock markets have experienced significant price and trading volume fluctuations, and the market prices of companies listed on the over-the-counter Bulletin Board quotation system in which shares of our common stock are listed, have been volatile in the past and have experienced sharp share price and trading volume changes. The trading price of our common stock is likely to be volatile and could fluctuate widely in response to many factors, including the following, some of which are beyond our control:

☐	variations in our operating results;

☐	changes in expectations of our future financial performance, including financial estimates by securities analysts and investors;

☐	changes in operating and stock price performance of other companies in our industry;

☐	additions or departures of key personnel; and

☐	future sales of our common stock.

Domestic and international stock markets often experience significant price and volume fluctuations. These fluctuations, as well as general economic and political conditions unrelated to our performance, may adversely affect the price of our common stock.

Our common shares may become thinly traded and you may be unable to sell at or near ask prices, or at all.

We cannot predict the extent to which an active public market for trading our common stock will be sustained.

This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community who generate or influence sales volume.  Even if we came to the attention of such persons, those persons tend to be risk-averse and may be reluctant to follow, purchase, or recommend the purchase of shares of an unproven company such as ours until such time as we become more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that current trading levels will be sustained.

The market price for our common stock is particularly volatile given our status as a relatively small company, which could lead to wide fluctuations in our share price. You may be unable to sell your common stock at or above your purchase price if at all, which may result in substantial losses to you.

Shareholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the volatility of our share price.

We do not anticipate paying any cash dividends to our common shareholders.

We presently do not anticipate that we will pay dividends on any of our common stock in the foreseeable future. If payment of dividends does occur at some point in the future, it would be contingent upon our revenues and earnings, if any, capital requirements, and general financial condition. The payment of any common stock dividends will be within the discretion of our Board of Directors. We presently intend to deploy available capital to execute our business plan; accordingly, we do not anticipate the declaration of any dividends for common stock in the foreseeable future.

Because the SEC imposes additional sales practice requirements on brokers who deal in shares of penny stocks, some brokers may be unwilling to trade our securities. This means that you may have difficulty reselling your shares, which may cause the value of your investment to decline.

Our shares are classified as penny stocks and are covered by Section 15(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) which imposes additional sales practice requirements on brokers-dealers who sell our securities in this offering or in the aftermarket. For sales of our securities, broker-dealers must make a special suitability determination and receive a written agreement prior from you to making a sale on your behalf. Because of the imposition of the foregoing additional sales practices, it is possible that broker-dealers will not want to make a market in our common stock. This could prevent you from reselling your shares and may cause the value of your investment to decline.

Financial Industry Regulatory Authority (FINRA) sales practice requirements may limit your ability to buy and sell our common stock, which could depress the price of our shares.

FINRA rules require broker-dealers to have reasonable grounds for believing that an investment is suitable for a customer before recommending that investment to the customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status and investment objectives, among other things. Under interpretations of these rules, FINRA believes that there is a high probability such speculative low-priced securities will not be suitable for at least some customers. Thus, FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our shares, have an adverse effect on the market for our shares, and thereby depress our share price.

Volatility in Our Common Share Price May Subject Us to Securities Litigation.

The market for our common stock is characterized by significant price volatility as compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management's attention and resources.

The elimination of monetary liability against our director, officer and employees under Nevada law and the existence of indemnification rights of our director, officer and employees may result in substantial expenditures by our Company and may discourage lawsuits against our director, officer and employees.

Our articles of incorporation provide that directors and officers of the Company will not be personally liable to the Company or any of its stockholders for damages for breach of fiduciary duty as a director or officer except for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or the payment of dividends. In addition, our bylaws implement indemnification provisions requiring the Company to indemnify our directors to the fullest extent permitted by state law, and permit our board of directors to indemnify our officers. We may also have contractual indemnification obligations under our employment agreements with our officers. The foregoing indemnification obligations could result in our company incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and resultant costs may also discourage our company from bringing a lawsuit against directors and officers for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our shareholders against our directors and officers even though such actions, if successful, might otherwise benefit our company and shareholders.

Our business is subject to changing regulations related to corporate governance and public disclosure that have increased both our costs and the risk of noncompliance.

Because our common stock is publicly traded, we are subject to certain rules and regulations of federal, state and financial market exchange entities charged with the protection of investors and the oversight of companies whose securities are publicly traded. These entities, including the Public Company Accounting Oversight Board, the SEC and FINRA, have issued requirements and regulations and continue to develop additional regulations and requirements in response to corporate scandals and laws enacted by Congress, most notably the Sarbanes-Oxley Act of 2002. Our efforts to comply with these regulations have resulted in, and are likely to continue resulting in, increased general and administrative expenses and diversion of management time and attention from revenue-generating activities to compliance activities. Because new and modified laws, regulations and standards are subject to varying interpretations in many cases due to their lack of specificity, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This evolution may result in continuing uncertainty regarding compliance matters and additional costs necessitated by ongoing revisions to our disclosure and governance practices.

We will incur increased costs and compliance risks as a result of becoming a public company.

As a public company, we will incur significant legal, accounting and other expenses that Pedro’s List, LLC. did not incur as a private company prior to the share exchange closing.

We will incur costs associated with our public company reporting requirements. We also anticipate that we will incur costs associated with recently adopted corporate governance requirements, including certain requirements under the Sarbanes-Oxley Act of 2002, as well as new rules implemented by the SEC and FINRA. We expect these rules and regulations, in particular Section 404 of the Sarbanes-Oxley Act of 2002, to significantly increase our legal and financial compliance costs and to make some activities more time-consuming and costly. Like many smaller public companies, we face a significant impact from required compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Section 404 requires management of public companies to evaluate the effectiveness of internal control over financial reporting and the independent auditors to attest to the effectiveness of such internal controls and the evaluation performed by management. The SEC has adopted rules implementing Section 404 for public companies as well as disclosure requirements. The Public Company Accounting Oversight Board, or PCAOB, has adopted documentation and attestation standards that the independent auditors must follow in conducting its attestation under Section 404. We are currently preparing for compliance with Section 404; however, there can be no assurance that we will be able to effectively meet all of the requirements of Section 404 as currently known to us in the currently mandated timeframe. Any failure to implement effectively new or improved internal controls, or to resolve difficulties encountered in their implementation, could harm our operating results, cause us to fail to meet reporting obligations or result in management being required to give a qualified assessment of our internal controls over financial reporting or our independent auditors providing an adverse opinion regarding management’s assessment. Any such result could cause investors to lose confidence in our reported financial information, which could have a material adverse effect on our stock price.

We also expect these new rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our Board of Directors or as executive officers. We are currently evaluating and monitoring developments with respect to these new rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

Sales of our currently issued and outstanding stock may become freely tradable pursuant to Rule 144 and may dilute the market for your shares and have a depressive effect on the price of the shares of our common stock.

A majority of the outstanding shares of our common stock are “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) (“Rule 144”). As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Securities Act and as required under applicable state securities laws. Rule 144 provides in essence that one year following a company ceasing to be a “shell company” and filing Form 10 information with the SEC to that effect, a non-affiliate who has held restricted securities for a period of at least six months may sell their shares of common stock. Under Rule 144, affiliates who have held restricted securities for a period of at least six months may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1% of a company’s outstanding shares of common stock or the average weekly trading volume during the four calendar weeks prior to the sale (the four-calendar week rule does not apply to companies quoted on the OTCQB). Pursuant to Rule 144, shareholders must wait at least one year from the date of the filing of this Form 8-K to avail themselves of Rule 144 unless we file a registration statement for the sale of such share’s prior thereto. A sale under Rule 144 or under any other exemption from the Securities Act, if available, or pursuant to subsequent registrations of our shares of common stock, may have a depressive effect upon the price of our shares of common stock in any active market that may develop.

Because we were once a “shell company,” if we ever become delinquent with the filing of our reports, Rule 144 will no longer be available until and unless we become current.

Rule 144 provides, as indicated above, that sales of securities of a former shell company may only be made once the applicable waiting period has terminated and only if appropriate current information is available by the company, and that it has filed all relevant periodic reports that it is required to file. If we become delinquent with our SEC reports, any holders of restricted securities will no longer be able to sell until, if ever, the company becomes current. No assurance can be made that the Company will be able to remain current with its reports given the costs of an international audit and difficulty in raising capital.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our audited financial statements and the related notes for years ended October 31, 2021 and 2020 that appear elsewhere in this current report. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to those discussed below and elsewhere in this annual report, particularly in the section entitled "Risk Factors" beginning on page 15 of this current report.

Our financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

Results of Operations Pedro’s List, LLC for the Years Ended October 31, 2021 and 2020

The following summary of our results of operations should be read in conjunction with our audited financial statements of Pedro’s List, LLC for the years ended October 31, 2021 and 2020.

Our operating results for the years ended October 31, 2021 and 2020 are summarized as follows:

	Year Ended October 31, 2021	Inception (February 4, 2020) Through October 31, 2020

Revenues	$—	$—
Operating Expenses	$40,512	$14,696
Interest Expense	$1,158	$—
Net Income (loss)	$(41,670)	$(14,696)

Expenses

Our operating expenses for the years ended October 31, 2021 and 2020 consisted solely of General and Administrative expenses.

Liquidity and Financial Condition

Working Capital
	Year Ended October 31, 2021	Inception (February 4, 2020) Through October 31, 2020
Current Assets	$32,155	$11,185
Current Liabilities	$61,569	$—
Working Capital (deficit)	$(29,414)	$11,185

Cash Flows
		Inception (February 4, 2020) Through October 31, 2020

Net Cash Provided by (Used in) Operating Activities	$(60,604)	$(17,758)
Net Cash Provided by (Used in) Financing Activities	$52,481	$25,881
Increase (Decrease) in Cash during the Period	$(8,123)	$—
Cash and Cash Equivalents, End of Period	$—	$8,123

Results of Operations of Pedro’s List, LLC for the Quarter Ended January 31, 2022 and 2021

The following summary of our results of operations should be read in conjunction with our unaudited financial statements for the three-month ended January 31, 2022 and 2021.

Our operating results for the three months ended January 31, 2022 and 2021 are summarized as follows:

	Three Months Ended January 31, 2022	Three Months Ended January 31, 2021

Revenues	$—	$—
Operating Expenses	$9,787	$31,337
Interest Expense	$993	$—
Net Income (loss)	$(10,780)	$(31,337)

Expenses

Our operating expenses for the three months ended January 31, 2022 and 2021 consisted solely of General and Administrative expenses.

Liquidity and Financial Condition

Working Capital
	Three Months Ended January 31, 2022	Year ended October 31, 2021
Current Assets	$26,187	$32,155
Current Liabilities	$65,561	$61,569
Working Capital (deficit)	$(39,374)	$(29,414)

Cash Flows

Net Cash Provided by (Used in) Operating Activities	$(788)	$(33,337)
Net Cash Provided by (Used in) Financing Activities	$820	$27,961
Increase (Decrease) in Cash during the Period	$32	$(5,376)
Cash and Cash Equivalents, End of Period	$32	$2,747

The future of the Company as an operating business will depend on its ability to obtain sufficient capital contributions and/or financing as may be required to sustain its operations. Management’s plan to address these issues includes a continued exercise of cost controls to conserve cash and obtaining additional debt and/or equity financing.

As we continue our business operations, we will continue to experience net negative cash flows from operations, pending receipt of significant revenues that generate a positive sales margin.

The Company expects that additional operating losses will occur until net margins gained from sales revenue is sufficient to offset the costs incurred for marketing, sales and product development. Until the Company has achieved a sales level sufficient to break even, it will not be self-sustaining or be competitive in the areas in which it intends to operate.

The Company’s management team believes that its success depends on the Company’s ability to raise additional capital and increase product sales.

As of October 31, 2021, the existing capital and anticipated funds from operations were not sufficient to sustain Company operations or the business plan over the next twelve months. We anticipate substantial increases in our cash requirements which will require additional capital to be generated from the sale of Common Stock, the sale of Preferred Stock, equipment financing, debt financing and bank borrowings, to the extent available, or other forms of financing to the extent necessary to augment our working capital. In the event we cannot obtain the necessary capital to pursue our strategic business plan, we may have to significantly curtail our operations. This would materially impact our ability to continue operations. There is no assurance that the Company will be able to obtain additional funding when needed, or that such funding, if available, can be obtained on terms acceptable to the Company.

Recent global events, as well as domestic economic factors, may have limited the access of many companies to both debt and equity financing. As such, no assurance can be made that financing will be available or available on terms acceptable to the Company, and, if available, it may take the form of debt or equity. In either case, any financing will have a negative impact on our financial condition and may result in an immediate and substantial dilution to our existing stockholders.

Although the Company intends to engage in a subsequent equity offering of its securities to raise additional working capital for operations, the Company has no firm commitments for any additional equity funding at the present time.

Insufficient financial resources may require the Company to delay or eliminate all or some of its development, marketing and sales plans, which could have a material adverse effect on the Company’s business, financial condition and results of operations. There is no certainty that the expenditures to be made by the Company will result in a profitable business proposed by the Company.

General economic trends, such as rising inflation, can adversely affect the demand for our goods and services or the costs of our goods and services that are used in the regular course of our business. In recent years, inflation has not been a material factor for the Company, but we anticipate that it may be in the future as the economy improves. The competitive pricing environment limits the Company’s ability to recover higher costs resulting from inflation by raising prices for its services. Inflation can also affect payroll-related costs, insurance premiums, and other general and administrative operational costs.

Plan of Operation

We anticipate that we will incur the following operating expenses over the upcoming 12 months:

Estimated Funding Required During the Next 12 Months
Expense	Amount ($)
Intellectual Property Registrations	$10,000.00
Marketing	$3,725,000.00
Payroll	$3,863,630.00
Research and Development	$575,000.00
Consulting and Management Fees	$245,000.00
Professional Fees	$500,000.00
Rent	$600,000.00
Travel	$260,000.00
Other General Administrative Expenses	$1,042,000.00
Total	$10,820,630.00

We will continue to analyze and evaluate opportunities to acquire strategic businesses or product lines with the potential to strengthen our industry position or enhance our existing products and services. Our strategy is to raise sufficient capital to launch the app. Even if we do, such investments may involve significant expenditures, debt incurrence, operating losses and expenses that could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Purchase of Significant Equipment

We do not anticipate the purchase significant equipment during the next 12 months.

Going Concern

There is significant doubt about our ability to continue as a going concern. We have generally had net losses after consideration of income taxes. Further, we had negative working capital and insufficient cash flows from operation as of October 31, 2020, and do not have the requisite liquidity to pay our current obligations. These factors, among others, raise substantial doubt about our ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. We intend to continue relying upon the issuance of equity securities to finance our operations. However, there can be no assurance we will be successful in raising the funds necessary to maintain operations, or that a self-supporting level of operations will ever be achieved. The likely outcome of these future events is indeterminable. The financial statements do not include any adjustment to reflect the possible future effect on the recoverability and classification of the assets or the amounts and classification of liabilities that may result should we cease to continue as a going concern.

Contractual Obligations

As a “smaller reporting company”, we are not required to provide tabular disclosure obligations.

Inflation

Inflation and changing prices have not had a material effect on our business but may in the future. Management will closely monitor the price changes of services maintain effective cost control in operations.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity or capital expenditures or capital resources that is material to an investor in our securities.

Seasonality

Our operating results and operating cash flows historically have not been subject to seasonal variations.

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires our management to make assumptions, estimates and judgments that affect the amounts reported, including the notes thereto, and related disclosures of commitments and contingencies, if any. We have identified certain accounting policies that are significant to the preparation of our financial statements. These accounting policies are important for an understanding of our financial condition and results of operation. Critical accounting policies are those that are most important to the portrayal of our financial conditions and results of operations and require management's difficult, subjective, or complex judgment, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Certain accounting estimates are particularly sensitive because of their significance to financial statements and because of the possibility that future events affecting the estimate may differ significantly from management's current judgments. We believe the following critical accounting policies involve the most significant estimates and judgments used in the preparation of our financial statements:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. These estimates and assumptions are based on management’s best estimates and judgment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the economic environment, which management believes to be reasonable under the circumstances. Management adjusts such estimates and assumptions when facts and circumstances dictate. As future events and their effects cannot be determined with precision, actual results could differ from those estimates.

Accounting Basis

The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States. The Company has elected an October 31 fiscal year end.

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with an original maturity of three months or less.

Revenue Recognition

The Company’s revenue recognition policy is in accordance with the requirements of Staff Accounting Bulletin (“SAB”) No. 104, Revenue Recognition (“SAB 104”), and other applicable revenue recognition guidance under US GAAP. Sales revenue is recognized for our retail and wholesale customers when: (i) persuasive evidence of a sales arrangement exists, (ii) the sales terms are fixed or determinable, (iii) title and risk of loss have transferred, and (iv) collectability is reasonably assured — generally when products are shipped to the customer, except in situations in which title passes upon receipt of the products by the customer. In this case, revenues are recognized upon notification that customer receipt has occurred. The Company accrues an estimated amount for sales returns and allowances related to defective or returned products at the time of sale based on its ability to estimate sales returns and allowances using historical information. Shipping and handling fees and related freight costs and supplies associated with shipping products to customers are included as a component of cost of sales. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Accounts Receivable

Receivables from the sale of goods and services are stated at net realizable value, do not bear interest and do not generally require collateral. The Company adjusts credit limits based upon payment history and the customer’s current creditworthiness. The Company maintains an allowance for doubtful accounts based upon a variety of factors. The Company reviews all open accounts and provides specific reserves for customer collection issues when it believes the loss is probable, considering such factors as the length of time receivables are past due, the financial condition of the customer, and historical experience. The Company also records a reserve for all customers, excluding those that have been specifically reserved for, based upon evaluation of historical losses.

Stock-Based Compensation

The Company follows the provisions of ASC 718 which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the statement of operations based on their fair values. The Company uses the Black-Scholes option valuation model for determining the fair value of stock-based compensation. Option pricing models require the input of highly subjective assumptions, including the expected price volatility. Changes in these assumptions can materially affect the fair value estimate. The Company records the stock-based compensation awards issued to non-employees and other external entities for goods and services at either the fair market value of the goods received or services rendered or the instruments issued in exchange for such services, whichever is more readily determinable, using the measurement date guidelines pertaining to when the service is complete or a performance commitment date is reached, whichever is earlier.

Earnings per Share

Basic income (loss) per common share is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during the periods presented. The Company has no potentially dilutive securities, such as convertible preferred stock, options, or warrants, outstanding during the periods presented. Accordingly, basic and dilutive earnings (loss) per common share are the same.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of May 23, 2021 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

			Amount and
			Nature of
Name and Address of Beneficial Owner			Beneficial	Percent of
	Office, If Any	Title of Class	Ownership	Class(2)
Officers and Directors
Andrew Birnbaum	Sole Officer and Director	Common	Direct	83.09%
5% of more shareholders
Dmitrij Ozolins	N/A	Common	Direct	12.75%

Changes in Control

We do not currently have any arrangements which if consummated may result in a change of control of our Company.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The following sets forth information about our director and executive officer as of the date of this report:

NAME	AGE	POSITION
Andrew Birnbaum	56	President, CEO, CFO, Secretary, Treasurer, Director

Mr. Birnbaum, age 56, has over 25 years of professional experience. He currently serves as the CEO of Pedro’s List, LLC where he has worked since February 2020. In 2019, he ran a wholesale and CBD products company. In 2018 he was CEO of Titan Digital Currency Exchange. In 2016 and 2017, he operated an international electronic device company named The League of Scoundrels. Prior to that he served as CEO of a publicly traded company named Vapor Hub International.

Term of Office

Our directors are appointed to hold office until removed from office or until a successor has been elected and qualified in accordance with our Bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

All officers and directors listed above will remain in office until the next annual meeting of our stockholders, and until their successors have been duly elected and qualified. There are no agreements with respect to the election of Directors. Officers are appointed annually by our Board of Directors and each Officer serves at the discretion of our Board of Directors. We do not have any standing committees. Our Board of Directors may in the future determine to pay Directors’ fees and reimburse Directors for expenses related to their activities.

Significant Employees

Other than the foregoing named officer and director, we have no full-time employees whose services are materially significant to our business and operations.

Involvement in Certain Legal Proceedings

To the best of our knowledge, our sole director and officer has not, during the past ten years:

1.	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2.	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

3.	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

4.	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officer and director and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our shares of common stock and other equity securities, on Forms 3, 4 and 5, respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the fiscal year ended October 31, 2020, all filing requirements applicable to our officers, directors and greater than 10% beneficial owners as well as our officer, director and greater than 10% beneficial owners of our subsidiaries were complied with.

Code of Ethics

We have not adopted a code of ethics that applies to our sole officer and director, and employees. When we do adopt a code of ethics, we will disclose it in a Current Report on Form 8-K.

Audit Committee and Audit Committee Financial Expert

Our board of directors has determined that it does not have a member of its audit committee that qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K, and is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the stage of our development and the fact that we have not generated any significant profitability to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our director does not believe that it is necessary to have such committees because they believe the functions of such committees can be adequately performed by our board of directors.

EXECUTIVE COMPENSATION

Summary Compensation Table — Fiscal Years Ended October 31, 2021 and 2020 of Pedro’s List, Inc.

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officer received total annual salary and bonus compensation in excess of $100,000.

				Stock	Option	All Other
		Salary	Bonus	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)
Andrew Birnbaum	2021	0	0	0	0	0	0
	2020	0	0	0	0	0	0

Summary Compensation Table — Fiscal Years Ended October 31, 2021 and 2020 of Pedro’s List, LLC.

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officer received total annual salary and bonus compensation in excess of $100,000.

				Stock	Option	All Other
		Salary	Bonus	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)
Andrew Birnbaum	2021	0	0	0	0	0	0
2020			0	0	0	0	0

Summary of Employment Agreements and Material Terms

We have no formal employment agreements with our sole officer and director.

Outstanding Equity Awards at Fiscal Year End

For the year ended October 31, 2021, no director or executive officer has received compensation from us pursuant to any compensatory or benefit plan. There is no plan or understanding, express or implied, to pay any compensation to any director or executive officer pursuant to any compensatory or benefit plan, although we anticipate that we will compensate our officers and directors for services to us with stock or options to purchase stock, in lieu of cash.

Compensation of Directors

No member of our board of directors received any compensation for his services as a director during the years ended October 31, 2021 or October 31, 2020.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

The following includes a summary of transactions since the beginning of the 2021 year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm's-length transactions.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Director Independence

We do not have any independent directors, as the term “independent” is defined by the rules of the NASDAQ Stock Market.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. Except as set forth below, we are currently not aware of any such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.

MARKET PRICE AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock is not traded on any exchange. Our common stock is quoted on OTC Bulletin Board under the trading symbol “QSMG”. We cannot assure you that there will be a market in the future for our common stock.

OTC Bulletin Board securities are not listed and traded on the floor of an organized national or regional stock exchange. Instead, OTC Bulletin Board securities transactions are conducted through a telephone and computer network connecting dealers. OTC Bulletin Board issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a national or regional stock exchange.

We have not had any trades in our stock since it was quoted on the OTC Bulletin Board.

Holders

As of May 23, 2022 there were four (4) stockholders of record of our common stock. This number does not include shares held by brokerage clearing houses, depositories or others in unregistered form.

Dividends

Any decisions regarding dividends will be made by our board of directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our board of directors has complete discretion on whether to pay dividends, subject to the approval of our stockholders. Even if our board of directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the board of directors may deem relevant.

Securities Authorized for Issuance Under Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance and we do not have any outstanding stock options.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth Item 3.02 of this report, which disclosure is incorporated by reference into this section.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue up to 750,000,000 shares of common stock, par value $0.001 per share. Each outstanding share of common stock entitles the holder thereof to one vote per share on all matters. Our bylaws provide that any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. Stockholders do not have pre-emptive rights to purchase shares in any future issuance of our common stock.

The holders of shares of our common stock are entitled to dividends out of funds legally available when and as declared by our board of directors. Our board of directors has never declared a dividend and does not anticipate declaring a dividend in the foreseeable future. Should we decide in the future to pay dividends, as a holding company, our ability to do so and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiary and other holdings and investments. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to receive, rateably, the net assets available to stockholders after payment of all creditors.

All of the issued and outstanding shares of our common stock are duly authorized, validly issued, fully paid and non-assessable. To the extent that additional shares of our common stock are issued, the relative interests of existing stockholders will be diluted.

Anti-takeover Effects of Our Articles of Incorporation and By-laws

Our articles of incorporation and bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing its board of directors and management. According to our bylaws and articles of incorporation, the holders of the Company's common stock do not have cumulative voting rights. The combination of the present ownership by a few stockholders of a significant portion of the Company's issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace the Company's board of directors or for a third party to obtain control of the Company by replacing its board of directors.

Anti-takeover Effects of Nevada Law

Business Combinations

The “business combination” provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes, or NRS, prohibit a Nevada corporation with at least 200 stockholders from engaging in various “combination” transactions with any interested stockholder: for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the transaction is approved by the board of directors prior to the date the interested stockholder obtained such status; or after the expiration of the three-year period, unless:

  the transaction is approved by the board of directors or a majority of the voting power held by disinterested stockholders, or if the consideration to be paid by the interested stockholder is at least equal to the highest of: (a) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which it became an interested stockholder, whichever is higher, (b) the market value per share of common stock on the date of announcement of the combination and the date the interested stockholder acquired the shares, whichever is higher, or (c) for holders of any preferred stock, the highest liquidation value of the preferred stock, if it is higher.

A “combination” is defined to include mergers or consolidations or any sale, lease exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, with an "interested stockholder" having: (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, or (c) 10% or more of the earning power or net income of the corporation.

In general, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years, did own) 10% or more of a corporation's voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price.

Control Share Acquisitions

The “control share” provisions of Sections 78.378 to 78.3793, inclusive, of the NRS, which apply only to Nevada corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada, prohibit an acquirer, under certain circumstances, from voting its shares of a target corporation's stock after crossing certain ownership threshold percentages, unless the acquirer obtains approval of the target corporation's disinterested stockholders. The statute specifies three thresholds: one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power. Once an acquirer-crosses one of the above thresholds, those shares in an offer or acquisition and acquired within 90 days thereof become “control shares” and such control shares are deprived of the right to vote until disinterested stockholders restore the right. These provisions also provide that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with statutory procedures established for dissenters' rights.

Our Articles of Incorporation state that we have elected not to be governed by the “control share” provisions, therefore, they currently do not apply to us.

Transfer Agent and Registrar

Our independent stock transfer agent is Empire Stock Transfer. Their mailing address is 1859 Whitney Mesa Drive, Henderson, NV 89014.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 78.138 of the NRS provides that a director or officer will not be individually liable unless it is proven that (i) the director's or officer's acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses.

Our Articles of Incorporation provide that no director or officer of the Company will be personally liable to the Company or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of NRS. In addition, our Bylaws implement the indemnification and insurance provisions permitted by Chapter 78 of the NRS by providing that:

  The Company shall indemnify its directors to the fullest extent permitted by the NRS and may, if and to the extent authorized by the board of directors, so indemnify its officers and any other person whom it has the power to indemnify against liability, reasonable expense or other matter whatsoever.
  The Company may at the discretion of the board of director’s purchase and maintain insurance on behalf of any person who holds or who has held any position identified in the paragraph above against any and all liability incurred by such person in any such position or arising out of his status as such.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling the company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

On May 23, 2022, we issued 100,000,000 shares of our common stock to Andrew Birnbaum, the sole member and owner of Pedro’s List, LLC as part of the closing of the Agreement in exchange for all of the membership units and ownership interests of Pedro’s List, LLC. The issuance of our shares Mr. Birnbaum was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act.

ITEM 5.06.	CHANGE IN SHELL COMPANY STATUS.

As a result of the consummation of the Acquisition described in Item 2.01 of this Current Report on Form 8-K, we are no longer a “shell company”, as that term is defined in Rule 405 under the Securities Act and Rule 12b-2 under the Exchange Act.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

Filed herewith as Exhibit 99.1 are:

  Audited financial statements of Pedro’s List, LLC for the years ended October 31, 2021 and 2020; and
  Pro-forma financial statements for Pedro’s List, LLC and Pedro’s List, Inc. as of January 31, 2022

(d) Exhibits

Exhibit No.	Description
2.1	Share Exchange Agreement with Pedro’s List, LLC and the members of Pedro’s List, LLC dated May 23, 2022
3.1	Articles of Incorporation (incorporated by reference to our Registration Statement on Form S-1 filed on December 23, 2014
3.2	Bylaws (incorporated by reference to our Registration Statement on Form S-1 filed on December 23, 2014
3.3	Articles of Merger filed with the Nevada Secretary of State on October 13, 2020 (incorporated by reference to our Current Report on Form 8-K filed on October 15, 2021)
99.1	Audited financial statements of Pedro’s List, LLC for the years ended October 31, 2020 and 2021, and Pro-forma financial statements for Pedro’s List, LLC and Pedro’s List, Inc. as of January 31, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2022

PEDRO’S LIST, INC.

By: /s/ Andrew Birnbaum
Andrew Birnbaum
President, CFO, CEO, Director